Exhibit 23(b)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 4, 1998, included in The Quaker Oaks Company's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


                                           ARTHUR ANDERSEN LLP



Chicago, Illinois
May 20, 1998